                                                                      EXHIBIT 32

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

      I, Robert J. Chaney, Chief Executive Officer, and I, John C. Barney, Chief Financial Officer, of UGI Utilities, Inc., a Pennsylvania corporation (the "Company"), hereby certify that to our knowledge:

      (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2004 (the "Form 10-Q") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

CHIEF EXECUTIVE OFFICER                                CHIEF FINANCIAL OFFICER

/s/ Robert J. Chaney                                   /s/ John C. Barney
--------------------                                   -------------------------
Robert J. Chaney                                       John C. Barney

Date: August 13, 2004                                  Date: August 13, 2004